UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                       Pursuant to Section 13 OR 15(d) of
                       The Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported) November 27, 2007
                                                        -----------------


                             Transbotics Corporation
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             (Exact name of registrant as specified in its charter)


          Delaware                     0-18253                   56-1460497
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(State or other jurisdiction         (Commission                (IRS Employer
      of incorporation)              File Number)            Identification No.)



        3400 Latrobe Drive Charlotte, NC                            28211
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    (Address of principal executive offices)                      (Zip Code)

        Registrant's telephone number, including area code (704) 362-1115


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         (Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17
    CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17
    CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02   Departure of Directors or Principal Officers; Election of Directors;
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            Appointment of Principal Officers.
            ----------------------------------

            Mr. Tommy Hessler resigned as Director of the Registrant effective November 21, 2007.

Item 9.01   Financial Statements and Exhibits.
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            99.1 Press Release of Transbotics Corporation, dated as of
                 November 27, 2007.
            99.2 Copy of Mr. Hessler resignation letter dated November 21, 2006.

                                    SIGNATURE
                                    ---------

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                    Transbotics Corporation



Date: November 27, 2007                             By: /s/ Charles W. Robison
                                                        ------------------------
                                                        Charles W. Robison
                                                        CEO

                                                    By: /s/ Claude Imbleau
                                                        ------------------------
                                                        Claude Imbleau
                                                        Chief Financial Officer

                                                    By: /s/ Todd Plyler
                                                        ------------------------
                                                        Todd Plyler
                                                        Chief Accounting Officer

                                  EXHIBIT INDEX
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Exhibit No.    Description
-----------    -----------

   99.1        Press Release of Transbotics Corporation, dated as of November
               27, 2007.
   99.2        Copy of Mr. Hessler resignation letter dated November 21, 2006.